Exhibit 99.1

Third Quarter 2010 Financial Results October 22, 2010

1 Forward Looking Statements Statements contained in this Presentation that are not based on current or historical fact are forward-looking in nature. Such forward-looking statements are based on current plans, estimates and expectations and are made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on known and unknown risks, assumptions, uncertainties and other factors. The Company's actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement. The financial information included in this presentation for the third quarter ended September 30, 2010 is based on preliminary unaudited data and is subject to change. Please refer to an Annual Report on Form 10-K and other SEC reports for a discussion of those factors that could impact our future results.

Q3 Highlights EVERTEC: Completed sale of 51% of information technology subsidiary, EVERTEC, on September 30 Concludes capital plan Sale resulted in net gain after tax of approximately $531M and received approximately $528.6M in cash after costs and taxes Popular has raised this year a total of $1.6B in new capital with secondary offering in April and EVERTEC transaction FDIC-ASSISTED TRANSACTION: Completed systems conversion of Westernbank in 4 months Involved more than 200,000 clients, 280,000 deposit accounts ($2.1 billion) and 60,000 credit accounts ($8.4 billion) CREDIT MANAGEMENT: Non-performing loans remained relatively flat Slight reduction in loan loss reserve partly reflects lower delinquencies and losses in U.S. portfolios BPNA: Appointed new head of U.S. operations; to run U.S. bank out of Illinois Remain focused on managing legacy assets and improving the performance of the core banking business P.R. operations to continue to support back-office and business areas 2 Key Events & Focus Areas Financial Highlights Net income of $494.5M or EPS of $0.48 Includes $531M from net gain on sale of EVERTEC Excluding the gain results in a loss of $36M Loan loss provision of $215M, driven by commercial and construction portfolio in P.R., offsetting improvements in other portfolios Higher operating expenses mainly caused by non-recurring events Top line revenue remained stable

3 Puerto Rico Economic Update BPPR-Index of Real Economic Activity - Annualized Rate Retail Sales - Annual Percentage Change January 2006 - August 2010 (000s) Employment, Unemployment and Labor Force Sources: Puerto Rico Labor Department, Government Development Bank, Consultec and Puerto Rico Commerce and Export Agency Labor Force Unemployed Employed Further contraction is possible in FY 2011... Most recent government estimate is +.4%; follows an estimated contraction of -3.6% in FY 2010 Unemployment rate at 16% as of August; job creation continues to be a challenge Housing incentives expected to spur demand Measures seek to increase demand from consumers by lowering cash outlay via reductions in taxes and government closing fees, and from investors via tax exemptions, including no tax on rental income from new properties for 10 years, no long-term capital gain tax in future sale of new properties and no property taxes for five years on new housing New housing inventory estimated at approx. 11,000 units already in market and an additional approx. 9,000 units with committed financing Government targeting budgetary balance for FY2013 Budget deficit reduced by 60% from $2.5B in 2008-09 to $1.1B in 2009-10 $3.2B or 48% of ARRA Funds have been deployed as of June 30, 2010 Public-private partnerships are focus of development plan to generate investments Main projects include toll roads, airport, school modernization, natural gas plant and water metering January 2000 - April 2010 In thousands

4 Financial Results 1 Unaudited 2 Not on a tax-equivalent basis

5 P.R. Business Provision rose $60 million vs. Q2 2010 Higher losses in commercial and construction loans - by $25M and $23M, respectively - mostly due to reduced values of real estate collateral Coverage ratio increased from 4.69% in Q2 2010 to 4.91% in Q3 2010 During Q3, the Westernbank asset acquisition contributed interest income of $145 million, partially offset by a net reduction in indemnity asset of $37 million $ in millions Q3 10 Q2 10 Net Interest Income $337 $232 Non Interest Income 93 146 Gross Revenue 430 378 Provision for loan losses (182) (122) Expenses (222) (220) Taxes (13) (14) Net Income $13 $22 Non-performing loans1 $1,662 $1,617 Loan loss reserve $714 $684 Assets $31,129 $32,279 Loans 18,722 18,801 Deposits 20,979 19,899 1Excludes WB loan portfolio

6 U.S. Business Portfolios continue to show improved delinquency and charge-off trends NPLs have decreased by $117M since December 31, 2009 Lower provision by $47M vs. Q2 2010 Allowance to loans ratio at 7.07% in Q3 2010 vs. 6.98% at December 31, 2009 Restructuring efforts to streamline and refocus the business have been basically completed Implementing business initiatives to broaden retail customer base Exploring strategic alternatives to make our U.S. operations profitable $ in millions Q3 10 Q2 10 FY 2009 Net Interest Income $77 $75 $315 Non Interest Income 13 16 30 Gross Revenue 90 91 345 Provision for loan losses (33) (80) (782) Expenses (70) (68) (314) Taxes 2 1 (25) Net Loss ($15) ($58) ($726) Non-performing loans $681 $712 $798 Loan loss reserve $530 $593 $605 Assets $9,328 $9,858 $10,847 Loans 7,503 7,839 8,677 Deposits 6,833 7,273 8,270

7 Loan Portfolio Overview NPLs have increased 3% this year, vs. 76% in same 9-month period in 2009 Increase in mortgage NPLs partially offset by decrease in commercial and construction NPLs Mortgage NCO ratio in P.R. continues to be under 1% NCO ratio 3.98% YTD at Sept. 30, 2010 vs. 3.91% at Sept. 30 2009 Allowance to loans stood at 5.63% at Sept. 30, 2010 vs. 4.95% at Sept. 30, 2009 Allowance & Net Charge-offs Non-Performing Loans ($ millions) Excludes WB Covered Loans

8 Capital Management Update As of September 30, 2010 (%) Total Capital Tier 1 Capital (%) Tier 1 Common (%) Tier 1 Leverage (%) Sale of majority stake in EVERTEC concludes capital plan; resulting in strong capital ratios () Notes: (1) Ratio suggested by regulators (2) Includes capital conservation buffer of 2.5% Basel III Standard 2 Current Minimum Well-Capitalized Basel III Standard 2 Current Minimum Well-Capitalized 1

EVERTEC Strong capital levels to move business forward Manage relationship with EVERTEC as 49% owner and largest client FDIC-ASSISTED TRANSACTION Secure long-term relationships in Westernbank portfolio Achieve expected synergies CREDIT MANAGEMENT Develop balance between credit quality management and new business Continue to actively manage construction portfolios while leveraging opportunities in new housing incentives law BPNA Continue operational improvements and business strategies to return to profitability Popular, Inc. - Recap & Next Steps 9